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                                                                   EXHIBIT 10.21

Schedule of Named Executive Officers and Executive Officers who are Parties to a
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Termination Agreement
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Charles A. Coltman, III       Vice Chairman
Charles P. Connolly           Chief Risk Policy Officer
Terrence A. Larsen            Chairman, Chief Executive Officer & President
Carol A. Leisenring           Executive Vice President
Albert W. Mandia              Chief Financial Officer
Paul W. McGloin               Executive Vice President & Chief Risk Officer
P. Sue Perotty                Executive Vice President